Mercer Crossing – Dallas, TX The Avenue – Ocoee, FL Pointe at Lenox Park – Atlanta, GA Investor Presentation September 2020

Safe Harbor Certain information contained in this presentation, together with other cause actual outcomes or other events to differ materially from any such statements and information publicly disseminated by BRT Apartments forward-looking statements appear in the Company’s Annual Report on Corp. (the “Company”), constitute forward-looking statements within the Form 10-K for the year ended December 31, 2019 and the Quarterly meaning of Section 27A of the Securities Act of 1933, as amended, and Reports on Form 10-Q filed with the SEC thereafter, and in particular, Section 21E of the Securities and Exchange Act of 1934, as amended. the sections of such documents entitled “Risk Factors” and These statements involve assumptions and forecasts that are based “Management’s Discussion and Analysis of Financial Condition and upon our current assessments of certain trends, risks and uncertainties, Results of Operations”. You should not rely on forward- looking which assumptions appear to be reasonable to us at the time they are statements since they involve known and unknown risks, uncertainties made. We intend such forward-looking statements to be covered by the and other factors which are, in some cases, beyond our control and safe harbor provision for forward-looking statements contained in the which could materially affect actual results or performance referred to Private Securities Litigation Reform Act of 1995 and include this above. We undertake no obligation to publicly update or revise any statement for the purpose of complying with these safe harbor forward-looking statements included in this presentation, whether as a provisions. Information regarding certain important factors that could result of new information, future events or otherwise.

BRT Apartments is an owner and operator of Class B and B+ value-add and select Class A multi-family assets primarily in superior Sun Belt locations. The Company uses its expert real estate and investment experience to maximize risk-adjusted return for its stockholders. 3 Parkway Grande – San Marcos, TX Vanguard Heights – Creve Coeur, MO Verandas at Alamo Ranch – San Antonio, TX

Investments Highlights Differentiated Strategy Stable Portfolio and Proven Management Scalable Growth . Focused on growth Historically Robust team, closely aligned Opportunity markets, targeting Pipeline with Stockholders . Target assets in the assets where we can . Primarily acquire . Management and Sun Belt with favorable create value using properties with 90+% affiliates owns 38.5%1 of demographics repositioning and occupancy the Company’s total . Historically high job renovation programs . Historically strong deal equity growth . Extensive JV network flow from existing . Internalized . Outsized population mitigating risk and network of partners and management growth expanding our ability to brokers . Attractive annual grow into ideal markets dividend yield of 6.7%2 . Purchase price between $20 million and $100 million with BRT’s equity contribution of between $2 million and $20 million PAGE 4 [1] Management ownership percentage as of April 24, 2020 [2] Dividend yield based on financials as of September 9, 2020

Capitalizing on Favorable Multi-Family Trends . Multi-family apartments have seen tremendous growth in recent years due to high demand, driven partially by millennial’s preference to rent rather than to buy . Focus on opportunities in Sun Belt markets where we anticipate cap rates will be attractive due to positive net migration in the millennial age group moving into the area . Middle class renters who are more likely to rent Class B, or better, apartments drive demand in our markets 30.0% 25.0% 20.0% 17.6% 17.5% 15.0% 12.8% 11.4% 11.6% 10.3% 10.5% 9.7% 9.6% 8.8% 10.0% 7.4% 5.5% 5.3% 4.9% 4.1% 4.9% 4.1% 5.0% 0.0% (5.0%) (5.1%) (10.0%) Charleston, SC Dallas, TX San Antonio, TX Houston, TX Nashville, TN Atlanta, GA Columbia, SC United States Gateway Markets Employment Growth (2014-2020) Expected Population Growth (2020-2025)¹ Source: SNL, Bureau of Labor Statistics, U.S. Census PAGE 5 Note: Employment growth uses employment figures ending in June, 2020 [1] 2020 and 2025 population numbers used to calculate expected population growth are estimates

Proven Senior Management Team More than 35 Years experience in Multi-family Jeffrey A. Gould, Ryan W. Baltimore, President and CEO Senior Vice President President and CEO since 2002 Corporate Strategy and Finance Senior Vice President and Member of the Board of Directors of One Liberty Properties, Inc. (NYSE: OLP) since 1999 Vice President of Georgetown Partners, Inc., managing general partner of Gould Investors L.P. since 1996 George E. Zweier, Chief Financial Officer Vice President and CFO David W. Kalish, Senior Vice President, Finance Senior Vice President – Finance since 1990 Senior Vice President and CFO of One Liberty Properties Inc. since 1990 Mitchell K. Gould, Executive Vice President Senior Vice President and CFO of Georgetown Acquisitions and Asset Management Partners, managing general partner of Gould Investors L.P. since 1990 PAGE 6

Decades of Demonstrated Success in Multi-Family Timeline of Business Operations 1983 - 2011 2011 - 2016 2017 - 2020 . Engaged in lending on . Commenced multi-family . Announced quarterly commercial and mixed use investing strategy dividend of $0.18 per share properties in 2017 . . Fully exited lending and Significant involvement in servicing business . Increased quarterly multi-family apartments dividend to $0.20 per share and other real estate . in 2018 assets Announced internalization of management . Increased quarterly . Acquired 45 properties with dividend further to $0.22 13,734 units per share in 2019 . Sold 13 properties with . Acquired 18 properties 4,397 units with 5,112 units . Sold 11 properties with 3,407 units Source: Company Filings PAGE 7 Note: Some numbers reflect development/lease-up units

BRT’s Total Return Since 2017 . Since January 1, 2017, BRT’s total return has been 64.8%, outperforming both the S&P 500 and the MSCI U.S. REIT Index over the same time period by 4.0% and 56.4%, respectively 64.8% 60.8% 8.4% PAGE 8 Source: SNL Note: As of August 13, 2020

Differentiated Strategy Creating Meaningful Value . Target assets with high NOI growth potential Focus on . Create value through re-tenanting, repositioning, and value-add renovations Growth Markets . Growth through active property management . High barriers to entry; minimal new development; less institutional competition . JV structure leverages local expertise of joint venture partner network JV-Centric . Superior flexibility to grow or exit markets versus vertically-integrated REITs Strategy . Ability to pursue direct acquisitions of properties or buy outs of partners’ equity interest on an opportunistic basis . Significant access to buying opportunities from strong JV partner network Proven Access . Broad network of third party management companies and partner relationships to Investment Opportunities . Flexible acquisition and funding profile; focus on one-off opportunities where major institutional buyers are not active . BRT’s niche is the less competitive, higher returning properties worth up to $100 million PAGE 9

Joint Venture Strategy Creating Value through Strong Operating Partnerships . Generate opportunities from both existing partners and potential partners through a strong network built Strong Deal from the successful lending platform and equity partnerships in the past Flow . Have never advertised publicly . Ability to enter and exit markets through a strong network . High “hit-rate” and efficiencies on deals as we only review deals when under contract Flexibility . Have the ability to choose best-in-class third party management companies where the partners do not have a vertically integrated platform . Local operators with expertise in specific markets provide value-added opportunities through Value-Creation extensive market knowledge through Local Partners . Able to get “off-market” deals through the partners’ relationships with local brokers and owners PAGE 10

Acquisition Approach and Strategy Harnessing Partner Network to Facilitate Capital Deployment ACTIVE CONSERVATIVE TYPICAL DEAL CAPITAL PARTNER UNDERWRITING METRICS Actively involved in Efficient underwriting: $4 million to $20 million operations and asset management primarily equity investment management considers deals already Generally provide 65% to Strong local partner under contract by 80% of equity expertise accelerates site JV Partner, resulting requirement, pari passu selection and enhances in a high “hit rate” diligence process 60% – 65% LTV first Leverages relationship mortgage financing with JV partner to enhance quality of due Targeted 6% to 7% cash- diligence on-cash yield day one Working with partner Targeted 10% to maximizes ability to hone 20% IRR in on best locations for Willing to take preferred / investment senior equity position to enhance returns and mitigate risk PAGE 11

Focus on Growth Markets Strategically Diversified in Sun Belt Markets KEY PORTFOLIO FIGURES 3,5 % of NOI Average Monthly Rental Rate $1,085 2 2 STATE PROPERTIES UNITS CONTRIBUTION3 Average Property Age (Years)2,3 20 Texas 10 3,025 21% Average Cost per Unit4 $129.4k Georgia 5 1,545 15% South Carolina 5 1,391 10% Florida 4 1,248 12% Geographically Diverse Portfolio Alabama 4 940 9% Mississippi 2 776 6% Tennessee 2 702 7% North Carolina 2 576 6% Missouri 3 355 5% Ohio 1 264 3% Virginia 1 220 4% Other1 - - 2% TOTAL 39 11,042 100% Source: Company Filings, SNL [1] Primarily reflects amounts from properties related to a commercial leasehold position in Yonkers, NY [2] As of June 30, 2020 [3] For the quarter ending June 30, 2020. See appendix for an explanation of the manner in which net operating income, or NOI, is calculated. PAGE 12 [4] Average cost includes total capitalization for renovations [5] Reflects stabilized properties

Partnering with Private Owner/Operators Strong partnerships with national operators who manage/own 100,000+ units PAGE 13 Note: Select group of BRT partners

Upside in Rents Due to Strong Value-Add Program and Stable Occupancy AVERAGE RENT PER UNIT1 PORTFOLIO OCCUPANCY1 $1,600 100.0% $1,409 $1,400 $1,329 98.0% $1,200 $1,105 $1,108 $1,109 $1,000 96.0% 95.3% 95.3% $800 94.7% $600 94.0% 92.9% 93.1% $400 92.0% $200 $0 90.0% BRT IRT NXRT BRG APTS IRT BRT APTS NXRT BRG AVERAGE AGE OF PROPERTY (YEARS)1 Q2 2020 SAME STORE NOI GROWTH2 35 33 8.0% 30 5.8% 6.0% 25 19 20 20 4.0% 3.4% 15 14 2.0% 10 1.2% 6 0.1% 5 0.0% BRG APTS IRT BRT NXRT 0 APTS BRG IRT BRT NXRT (2.0%) (1.1%) Source: Company Filings, SNL PAGE 14 [1] As of the quarter ending June 30, 2020 [2] Q2 2019 to Q2 2020

Recent Acquisitions THE VILLAGE AT LAKESIDE ABBOTTS RUN . Projected stabilized cap rate: 5.7% . Projected stabilized cap rate: 7.7% . Purchase price: $18.4 million . Purchase price: $38.0 million . Location: Auburn, AL . Location: Wilmington, NC . Number of units: 200 . Number of units: 264 . Value Add . Value Add THE VIVE AT KELLSWATER SOMERSET AT TRUSSVILLE . Projected stabilized cap rate: 5.2% . Projected stabilized cap rate: 6.0% . Purchase price: $48.6 million . Purchase price: $43.0 million . Location: Kannapolis, NC . Location: Birmingham, AL . Number of units: 312 . Number of units: 328 . Value Add PAGE 15 Source: Company Filings

History of Value Creation

Dispositions

DISPOSITION DATE	PROPERTY NAME	LOCATION	# OF UNITS	BRT SHARE OF GAIN ON SALE[1]	IRR[1]
Jul-15	Ivy Ridge	Marietta, GA	207	$4.6mm	31.7%
Mar-16	Grove at Trinity Pointe	Cordova, TN	464	$4.5mm	21.2%
Mar-16	Mountain Park Estates	Kennesaw, GA	450	$6.3mm	26.0%
Apr-16	Courtney Station	Pooler, GA	300	$4.3mm	13.0%
Jun-16	Madison at Schilling Farms	Collierville, TN	324	$3.7mm	10.0%
Jun-16	Village Green	Little Rock, AK	172	$0.4mm	10.0%
Sep-16	Sundance	Wichita, KS	496	$5.4mm	32.0%
Oct-16	Southridge	Greenville, SC	350	$9.2mm	27.0%
Oct-16	Spring Valley	Panama City, FL	160	$3.9mm	37.0%
Nov-16	Sandtown Vista	Atlanta, GA	350	$4.7mm	40.2%
Nov-16	Autumn Brook	Hixson, TN	156	$0.5mm	-5.1%
Jul-17	Meadowbrook	Humble, TX	260	$4.6mm	23.5%[2]
Jul-17	Parkside	Humble, TX	160	$2.8mm	23.5%[2]
Jul-17	Ashwood Park	Pasadena, TX	144	$1.7mm	23.5%[2]
Oct-17	Waverly Place Apartments	Melborune, FL	208	$10.0mm	25.0%[3]
Feb-18	Fountains	Palm Beach Gardens, FL	542	$21.2mm	25.0%[3]
Feb-18	Apartments at the Venue	Valley, AL	618	$5.2mm	15.7%
Nov-18	The Factory at Garco Park	North Charleston, SC	271	$6.2mm	20.0%
Dec-18	Cedar Lakes	Lake St. Louis, MO	420	$5.6mm	15.9%
Jul-19	Stonecrossing	Houston, TX	384	$9.0mm	18.3%
Dec-19	Waterside	Indianapolois, IN	400	$9.8mm	23.2%
TOTAL			6,836	$123.6mm	

PAGE 16

Source: Company Filings
Note: As of June 2020

[1] Represents IRR for portfolio of properties in a crossed joint venture

Value-Add Case Study: Mississippi Portfolio Southhaven, MS PROPERTY DESCRIPTION ACQUISITION DATA VALUE ADD UPGRADES . 2 class B multi-family properties located . Civic Center 1 purchased for $35mm, or . Upgraded interior units with new cabinet in Southaven, Mississippi. $89,286, per unit doors, resurface countertop, new lighting fixtures, new vinyl flooring in the kitchens . Built in 2002, 2005 and 2006 . Civic Center 2 purchased for $38.205mm, or and bathrooms, new paint color scheme, $99,492, per unit new USB outlets in Kitchen. Some units . 776 total units also received a new appliance package in . Blended acquisition cap rate of 6.1% (based on projected NOI and total cost) the kitchen. . 324 units have been renovated as of 7/31/2020. . Civic 1 capex budget of $1.940,400 or . Targeted upgrades that result in the highest $4,950, per unit return on investment. . Civic 2 capex budget of $1,655,800 or per unit 4,312, per unit Before Renovation After Renovation VALUE ADD PROGRAM RETURN ON INVESTMENT Property Average Cost Per Unit Average Rent Increase ROI Civic Center 1 $4,282 $92 26% Civic Center 2 $4,601 $103 27% PAGE 17

Development Transactions Superior Locations with Limited New Supply . Pursue Class A / A+ new construction in emerging . Garden style or mid-rise construction Southeast US markets . Targeting unlevered stabilized return of at least 6% . Willing to provide at least 50% of the required equity with well- capitalized development partners Canalside Sola, Columbia, SC Bells Bluff, Nashville, TN (rendering) Location Estimated Capital Drawn Planned Units Status Development Cost Columbia, SC $60,697,000 $59,994,000 339 . Occupancy is 85% as of 7/31/2020 Nashville, TN $73,263,000 $72,324,000 402 . Occupancy is 79% as of 7/31/2020 PAGE 18 Source: Company Filings

Well Laddered Debt Maturities . Weighted average interest rate on property debt is 4.04% with a weighted averaged remaining term to maturity of 7.2 years1 . Attractive corporate level subordinated notes bear interest at the rate of 3M LIBOR + 200bps and mature on April 30, 2036. The rate was 2.76% on June 30, 2020 . At September 9, 2020 BRT had up to $10.0 million available under its credit facility (not portrayed in the chart below) PRINCIPAL PAYMENT SCHEDULE USD in millions $700 $600 $37.4 $500 $400 $300 $468.5 $200 $110.5 $100 $39.8 $30.8 $2.8 $7.1 $0 2020 2021 2022 2023 2024 Thereafter Mortgage Debt2 Subordinated Source: Company Filings Note: All data as of the fiscal quarter ending June 30, 2020 [1] Weighted by outstanding mortgage balance PAGE 19 [2] Mortgage debt amounts include 100% of the outstanding balance with respect to wholly owned properties and the Company’s pro rata share of the outstanding balance for properties owned in a joint venture. See reconciliation in appendix

Investment Highlights Differentiated Niche Strategy Scalable Growth Opportunity Stable Portfolio and Robust Pipeline Proven Management with Close Alignment of Interests PAGE 20

Appendix Non-GAAP Financial Measures, Definitions and Reconciliations

A-1 NOI We compute NOI by taking rental revenues less property operating expenses, and with respect to our unconsolidated properties, we use our pro rata share of such amounts. We define "Same Store NOI" as NOI for all our consolidated properties and our pro rata share of the operations of unconsolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance. Pro-Rata Share Pro rata refers to our share of the accounts and operations of our unconsolidated properties and is based on our percentage equity interest in such properties. We use pro rata to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and, in our reports, filed with the SEC. PAGE 22

A-2 At June 30, 2020, the Company held interests in unconsolidated joint ventures that own 31 multi-family properties (the "Unconsolidated Properties"). The condensed balance sheets below present information regarding such properties (dollars in thousands): June 30, 2020 ASSETS Real estate properties, net of accumulated depreciation of $124,715 and $104,001 $ 1,091,791 Cash and cash equivalents 14,700 Deposits and escrows 23,077 Other assets 5,687 Total Assets $ 1,135,255 LIABILITIES AND EQUITY Liabilities: Mortgages payable, net of deferred costs of $5,594 and $5,839 $ 826,074 Accounts payable and accrued liabilities 20,081 Total Liabilities 846,155 Commitments and contingencies Equity: Total unconsolidated joint venture equity 289,100 Total Liabilities and Equity $ 1,135,255 BRT interest in joint venture equity $ 180,768 Unconsolidated Mortgages Payable: BRT Share $ 526,934 Partner Share 299,140 Total $ 826,074 PAGE 23

A-3 Consolidated Percent of Total Principal Payments Year Total Principal Payments Scheduled Amortization Principal Payments Due at Maturity Due At Maturity Weighted Average Interest Rate (1) 2020 $ 1,536 $ 1,536 $ — — — 2021 17,274 3,272 14,002 12% 4.29% 2022 62,543 1,924 60,619 54% 4.29% 2023 1,270 1,270 — — — 2024 1,316 1,316 — — — Thereafter 48,594 10,055 38,539 34% 4.03 % Total $ 132,533 $ 19,373 $ 113,160 100 % Unconsolidated (BRT pro rata share) Percent of Total Principal Payments Year Total Principal Payments Scheduled Amortization Principal Payments Due at Maturity Due At Maturity Weighted Average Interest Rate (1) 2020 $ 1,233 $ 1,233 $ — — — 2021 22,484 3,367 19,117 4% 2.73% 2022 47,919 4,460 43,459 10% 3.41% 2023 29,577 4,992 24,585 5% 4.12% 2024 5,770 5,770 — — — Thereafter 419,951 51,811 368,140 81% 4.18 % Total $ 526,934 $ 71,633 $ 455,301 100 % PAGE 24

A-4 Combined Percent of Total Principal Payments Year Total Principal Payments Scheduled Amortization Principal Payments Due at Maturity Due At Maturity Weighted Average Interest Rate (1) 2020 $ 2,769 $ 2,769 $ — — — 2021 39,758 6,639 33,119 6% 3.68% 2022 110,462 6,384 104,078 18% 4.06% 2023 30,847 6,262 24,585 4% 4.05% 2024 7,086 7,086 — — — Thereafter 468,545 61,866 406,679 72% 4.15 % Total $ 659,467 $ 91,006 $ 568,461 100 % Weighted Average Remaining Term to Maturity (2) 7.2 years Weighted Average Interest Rate (2) 4.04 % Debt Service Coverage Ratio for the quarter ended June 30, 2020 1.49 (3) (1) Based on balloon payments at maturity. (2) Includes consolidated and unconsolidated amounts. (3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts. Junior Subordinated Notes Principal Balance $37,400 Interest Rate 3 month LIBOR + 2.00% (i.e, 2.76% at 6/30/20) Maturity April 30, 2036 Credit Facility (as of August 10, 2020) Maximum Amount Available Up to $10,000 Amount Outstanding $0 Interest Rate Prime + 0.50% (floor of 5.00%) PAGE 25